LOOMIS SAYLES FUNDS

Supplement dated February 4, 2016 to the Loomis Sayles Small Cap Growth Fund and

Loomis Sayles Small/Mid Cap Growth Fund (the “Funds”) Statement of Additional

Information (the “SAI”) dated February 1, 2016, as may be revised or supplemented from time to time.

Effective immediately, the third paragraph under the section “Portfolio Holdings Information” in the SAI is amended to include the following:

Subject to the policies adopted by the Funds’ Board of Trustees for the disclosure of portfolio holdings information, Robert W. Baird & Co., receives portfolio holdings information (generally on a weekly or monthly basis, or more frequently as needed, disclosure of full portfolio holdings) for the purpose of helping the Adviser perform technical analysis on portfolio securities and William O’Neil + Co., receives portfolio holdings information (generally on a weekly or monthly basis, or more frequently as needed, disclosure of full portfolio holdings) for the purpose of providing software that helps the Adviser analyze new and existing portfolio securities via technical and fundamental analysis.